EXHIBIT 99
----------

                       AMLI RESIDENTIAL PROPERTIES TRUST
                         FINANCIAL AND OPERATING DATA
                                 June 30, 2000


            1.     Funds from Operations

            2.     Statements of Operations

            3.     Balance Sheets

            4.     Selected Financial Information

            5.     Debt

            6.     Debt Maturities

            7.     Same Community Comparison - Wholly-Owned
                   - three months ended June 30, 2000 and 1999

            8. Same Community Comparison - Wholly-Owned and Co-Investments
                   - three months ended June 30, 2000 and 1999

            9.     Property Information

            10.    Property EBITDA - three months ended June 30, 2000

            11.    Development Activities

                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                 FUNDS FROM OPERATIONS
                                Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             2000           1999             2000          1999
                                                         -----------     ----------     -----------     ----------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . .        $ 26,775         27,281          53,049         53,976
  Other. . . . . . . . . . . . . . . . . . . . . . .           1,658          1,757           3,195          3,326
                                                            --------       --------        --------       --------
        Total Property Revenues. . . . . . . . . . .          28,433         29,038          56,244         57,302
                                                            --------       --------        --------       --------

Property operating expenses. . . . . . . . . . . . .         (10,283)       (10,568)        (20,126)       (20,623)
Property management fees . . . . . . . . . . . . . .            (711)          (727)         (1,406)        (1,434)
                                                            --------       --------        --------       --------
        Property expenses. . . . . . . . . . . . . .         (10,994)       (11,295)        (21,532)       (22,057)
Operating expense ratio. . . . . . . . . . . . . . .           38.7%          38.9%           38.3%          38.5%
                                                            --------       --------        --------       --------
        Net operating income . . . . . . . . . . . .          17,439         17,743          34,712         35,245
                                                            --------       --------        --------       --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1)(2) . . . . . . . . .           1,897             55           1,622           (219)
  Interest from Service Companies (3). . . . . . . .           1,201          1,089           2,411          2,102
  Other interest . . . . . . . . . . . . . . . . . .             254            365             609            692
  Share of partnerships FFO (4). . . . . . . . . . .           3,212          2,142           6,085          4,049
  Fee income - acquisitions, dispositions and
    financing. . . . . . . . . . . . . . . . . . . .             365          --                475          --
  Fee income - developments. . . . . . . . . . . . .             570          1,159             955          1,479
  Fee income - asset management. . . . . . . . . . .             148            151             296            302
  Other. . . . . . . . . . . . . . . . . . . . . . .           --               288           --               290
                                                            --------       --------        --------       --------
        Total other income . . . . . . . . . . . . .           7,647          5,249          12,453          8,695
General and administrative . . . . . . . . . . . . .            (930)          (948)         (1,858)        (1,994)
                                                            --------       --------        --------       --------
EBITDA . . . . . . . . . . . . . . . . . . . . . . .          24,156         22,044          45,307         41,946
                                                            --------       --------        --------       --------
Interest expense . . . . . . . . . . . . . . . . . .          (6,248)        (5,625)        (11,890)       (10,941)
Amortization of deferred costs . . . . . . . . . . .            (121)           (97)           (239)          (208)
                                                            --------       --------        --------       --------
FUNDS FROM OPERATIONS (FFO). . . . . . . . . . . . .        $ 17,787         16,322          33,178         30,797
                                                            ========       ========        ========       ========




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                           FUNDS FROM OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             2000           1999            2000           1999
                                                         -----------     ----------     -----------     ----------
Capital expenditures paid from FFO (5) . . . . . . .          (1,190)        (1,338)         (1,983)        (2,306)
Other - share of Co-investments Cap exp. . . . . . .            (155)          (127)           (248)          (216)
                                                            --------       --------        --------       --------
Funds available for distribution (FAD) . . . . . . .        $ 16,442         14,857          30,947         28,275
                                                            ========       ========        ========       ========

FFO per share. . . . . . . . . . . . . . . . . . . .        $   0.72           0.66            1.35           1.25
FAD per share. . . . . . . . . . . . . . . . . . . .        $   0.67           0.60            1.26           1.15

Dividend per share . . . . . . . . . . . . . . . . .        $   0.47           0.45            0.93           0.90

Dividend as a % of FFO . . . . . . . . . . . . . . .           65.2%          67.7%           69.0%          72.0%
Dividend as a % of FAD . . . . . . . . . . . . . . .           70.6%          74.3%           74.0%          78.3%
                                                            ========       ========        ========       ========



NOTES:

(1)   Includes share of income before goodwill amortization of $207 in each of the six months ended June 2000 and
1999.

(2)   Includes $2,621 gain on sales of non-residential land by a Service Company subsidiary for the six months ended June 30, 2000.

(3)   Interest on 13% notes receivable and working capital advances.

(4)   Includes share of income and share of depreciation of $3,568 and $2,376 for the six months ended June 2000 and 1999, respectively.

(5)   Rehab costs of approximately $3,869 and $2,044 for the six months ended June 2000 and 1999, respectively, are not reflected in cap ex paid from FFO.








                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                STATEMENT OF OPERATIONS
                                Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             2000           1999            2000           1999
                                                         -----------     ----------     -----------     ----------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . .        $ 26,775         27,281          53,049         53,976
  Other. . . . . . . . . . . . . . . . . . . . . . .           1,658          1,757           3,195          3,326
Interest and share of income (loss)
  from Service Cos.. . . . . . . . . . . . . . . . .           2,995          1,037           3,826          1,676
Other interest . . . . . . . . . . . . . . . . . . .             254            365             609            692
Share of income from co-investment partnerships. . .           1,332            923           2,517          1,673
Fees from co-investment partnerships & other . . . .           1,083          1,598           1,726          2,071
                                                            --------       --------        --------       --------
        Total revenues . . . . . . . . . . . . . . .          34,097         32,961          64,922         63,414
                                                            --------       --------        --------       --------

EXPENSES
--------
Personnel. . . . . . . . . . . . . . . . . . . . . .           2,806          2,700           5,549          5,343
Advertising and promotion. . . . . . . . . . . . . .             571            651           1,092          1,270
Utilities. . . . . . . . . . . . . . . . . . . . . .             726            906           1,499          1,928
Building repairs and maintenance . . . . . . . . . .           1,449          1,552           2,830          2,844
Landscaping and grounds maintenance. . . . . . . . .             662            665           1,216          1,259
Real estate taxes. . . . . . . . . . . . . . . . . .           3,485          3,508           6,827          6,928
Insurance. . . . . . . . . . . . . . . . . . . . . .             228            221             458            421
Other operating expenses . . . . . . . . . . . . . .             356            365             655            630
Property management fees . . . . . . . . . . . . . .             711            727           1,406          1,434
Interest, net of capitalized . . . . . . . . . . . .           6,248          5,625          11,890         10,941
Amortization of deferred costs . . . . . . . . . . .             121             97             239            208
Depreciation of real property. . . . . . . . . . . .           3,541          3,284           7,052          6,813
Depreciation of personal property. . . . . . . . . .           1,485          1,110           2,940          2,371
General and administrative . . . . . . . . . . . . .             930            948           1,858          1,994
                                                            --------       --------        --------       --------
        Total expenses . . . . . . . . . . . . . . .          23,319         22,359          45,511         44,384
                                                            --------       --------        --------       --------




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          STATEMENT OF OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             2000           1999            2000           1999
                                                         -----------     ----------     -----------     ----------

Non-recurring item - gains on sale of
  properties (1) . . . . . . . . . . . . . . . . . .           8,151          --             30,467          --
                                                            --------       --------        --------       --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . . . . .          18,929         10,602          49,878         19,030

Minority interest. . . . . . . . . . . . . . . . . .           2,835          1,513           7,856          2,661
                                                            --------       --------        --------       --------
Income before and extraordinary items. . . . . . . .          16,094          9,089          42,022         16,369
Extraordinary items, net of minority interest. . . .           --             --              --             --
                                                            --------       --------        --------       --------
Net income . . . . . . . . . . . . . . . . . . . . .        $ 16,094          9,089          42,022         16,369

Net income allocable to preferred shares . . . . . .           1,829          1,789           3,658          3,662
                                                            --------       --------        --------       --------
Net income allocable to common shares. . . . . . . .        $ 14,265          7,300          38,364         12,707
                                                            ========       ========        ========       ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items . . . . . . . . . . . . .        $   0.83           0.43            2.25           0.75
Extraordinary item . . . . . . . . . . . . . . . . .        $   0.00           0.00            0.00           0.00
Income per common share. . . . . . . . . . . . . . .        $   0.83           0.43            2.25           0.75
Diluted. . . . . . . . . . . . . . . . . . . . . . .        $   0.76           0.43            1.99           0.75
                                                            ========       ========        ========       ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item . . . . . . . . . . . . . . . .        $ 18,929         10,602          49,878         19,030
                                                            --------       --------        --------       --------
Depreciation of real property. . . . . . . . . . . .           3,541          3,284           7,052          6,813
Depreciation of personal property. . . . . . . . . .           1,485          1,110           2,940          2,371
Non-recurring item - gain on sale of properties. . .          (8,151)         --            (30,467)         --
Share of Co-investments depreciation . . . . . . . .           1,880          1,219           3,568          2,376
Share of Service Company amortization of
  goodwill . . . . . . . . . . . . . . . . . . . . .             103            107             207            207
                                                            --------       --------        --------       --------
Funds from operations (FFO). . . . . . . . . . . . .        $ 17,787         16,322          33,178         30,797
FFO per share. . . . . . . . . . . . . . . . . . . .        $   0.72           0.66            1.35           1.25
                                                            ========       ========        ========       ========




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          STATEMENT OF OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data



                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             2000           1999            2000           1999
                                                         -----------     ----------     -----------     ----------

Capital expenditures paid from FFO . . . . . . . . .          (1,190)        (1,338)         (1,983)        (2,306)
Other - Share Co-investments Cap exp . . . . . . . .            (155)          (127)           (248)          (216)
                                                            --------       --------        --------       --------
Funds available for distribution (FAD) . . . . . . .        $ 16,442         14,857          30,947         28,275
FAD per share. . . . . . . . . . . . . . . . . . . .        $   0.67           0.60            1.26           1.15
                                                            --------       --------        --------       --------
Dividends per share. . . . . . . . . . . . . . . . .        $   0.47           0.45            0.93           0.90
                                                            ========       ========        ========       ========
Dividends as a % of FFO. . . . . . . . . . . . . . .           65.2%          67.7%           69.0%          72.0%
Dividends as a % of FAD. . . . . . . . . . . . . . .           70.6%          74.3%           74.0%          78.3%
                                                            ========       ========        ========       ========




(1)  2000 includes gain on sale of Sope Creek of $22,316 and gain on sale of 80% interest in
     Peachtree City of $8,151.





















                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                               CONDENSED BALANCE SHEETS
                                Unaudited - Dollars in thousands except per share data



                                                                               JUN. 30,        DEC. 31,
                                                                                2000             1999
                                                                              --------         --------
ASSETS
------
Rental apartments
  Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 90,442           87,903
  Depreciable property . . . . . . . . . . . . . . . . . . . . . . . .         593,459          566,509
                                                                              --------         --------
                                                                               683,901          654,412
  Less accumulated depreciation. . . . . . . . . . . . . . . . . . . .         (90,951)         (82,626)
                                                                              --------         --------
                                                                               592,950          571,786

Rental apartments held for sale, net of accumulated depreciation . . .           --              19,784

Properties under development . . . . . . . . . . . . . . . . . . . . .          63,875           47,314
Investments in partnerships. . . . . . . . . . . . . . . . . . . . . .         132,971          107,518
Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . .           7,165            2,318
Security deposits. . . . . . . . . . . . . . . . . . . . . . . . . . .           1,455            1,541
Deferred costs, net. . . . . . . . . . . . . . . . . . . . . . . . . .           3,152            3,377
Notes receivable and advances to Service Companies . . . . . . . . . .          33,787           35,717
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17,587           15,263
                                                                              --------         --------
        Total assets . . . . . . . . . . . . . . . . . . . . . . . . .        $852,942          804,618
                                                                              ========         ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $393,168          369,541
Accrued interest payable . . . . . . . . . . . . . . . . . . . . . . .           1,793            1,743
Accrued real estate taxes. . . . . . . . . . . . . . . . . . . . . . .           7,989            9,999
Construction costs payable . . . . . . . . . . . . . . . . . . . . . .           1,666            2,068
Security deposits and prepaid rents. . . . . . . . . . . . . . . . . .           2,952            2,807
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . .           2,944            3,606
                                                                              --------         --------
        Total liabilities. . . . . . . . . . . . . . . . . . . . . . .        $410,512          389,764
                                                                              --------         --------





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                         CONDENSED BALANCE SHEETS - CONTINUED
                                Unaudited - Dollars in thousands except per share data



                                                                              JUN. 30,         DEC. 31,
                                                                                2000             1999
                                                                              --------         --------

Minority interest. . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 57,181           57,813
                                                                              --------         --------
Shareholders' equity
  Preferred shares, $.01 par value . . . . . . . . . . . . . . . . . .              40               40
  Shares of beneficial interest, $.01 par value. . . . . . . . . . . .             173              170
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . .         427,352          421,989
  Employees and trustees notes . . . . . . . . . . . . . . . . . . . .         (11,846)         (12,000)
  Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . .         142,356          100,334
  Dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . . .        (172,826)        (153,492)
                                                                              --------         --------
        Total shareholders' equity . . . . . . . . . . . . . . . . . .         385,249          357,041
                                                                              --------         --------
        Total liabilities and shareholders' equity . . . . . . . . . .        $852,942          804,618
                                                                              ========         ========


























                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                       Selected Quarterly Financial Information

                                                     June 30, 2000
                                     (dollars in thousands except for share data)
                                                                       Quarter Ending
                                        ---------------------------------------------------------------------------
                                         Jun 30,      Mar 31,       Dec 31,      Sep 30,       Jun 30,      Mar 31,
                                          2000         2000          1999         1999          1999         1999
                                        --------     --------      --------     --------      --------     --------
Debt                                  $  393,168      398,867       369,541      410,177       382,320      380,475
Debt including share of
  Co-investment debt                  $  520,597      510,230       468,609      502,770       458,682      454,348

Total Shares and Units
  Outstanding (1)                     24,544,475   24,544,475    24,538,654   24,529,449    24,524,849   24,464,805
Value per Common Share
  - end of quarter                    $  23.5625        20.50       20.1875        21.00        22.375       20.625

Total Equity (Market Value) -
  end of quarter                      $  578,329      503,162       495,374      515,118       548,743      504,587

Market Capitalization                 $  971,497      902,029       864,915      925,295       931,063      885,062
Market Capitalization
  including share
  of Co-investment debt               $1,098,926    1,013,392       963,983    1,017,888     1,007,425      958,935
Market Capitalization
  including Co-investment
  at completed cost                   $1,826,661    1,678,237     1,610,307    1,679,212     1,554,018    1,431,730
                                      ==========   ==========    ==========   ==========    ==========   ==========

Total Revenues (2)                    $   34,097       30,825        31,843       33,851        32,961       30,453
EBITDA (3)                            $   24,156       21,151        21,961       22,283        22,044       19,902

FFO                                   $   17,787       15,391        16,412       16,370        16,322       14,475
FAD                                   $   16,442       14,505        15,275       15,232        14,857       13,418

Dividends Paid                        $   11,290       11,290        11,287       11,038        11,011       11,004

Debt service (net of
  capitalized interest)               $    6,947        6,316         6,075        6,497         6,280        5,995
Interest Expense                      $    6,248        5,642         5,439        5,821         5,625        5,316

G & A Expense                          $     930          928           823        1,225           948        1,046

Total Shares and Units
  Outstanding - Wtd. Avg.             24,544,475   24,541,971    24,534,912   24,527,610    24,467,931   24,455,709
                                      ==========   ==========    ==========   ==========    ==========   ==========




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                 Selected Quarterly Financial Information - CONTINUED

                                                     June 30, 2000
                                     (dollars in thousands except for share data)

                                                                       Quarter Ending
                                        ---------------------------------------------------------------------------
                                         Jun 30,      Mar 31,       Dec 31,      Sep 30,       Jun 30,      Mar 31,
                                          2000         2000          1999         1999          1999         1999
                                        --------     --------      --------     --------      --------     --------

Interest Coverage Ratio                     3.87         3.75          4.04         3.83          3.92         3.74

Debt as % of Total Market
  Capitalization                          40.47%       44.22%        42.73%       44.33%        41.06%       42.99%
Debt (incl. Share of Co-investment
  debt) as % of Total Market Cap          47.37%       50.35%        48.61%       49.39%        45.53%       47.38%

EBITDA as % of Total Market
  Capitalization                           9.95%        9.38%        10.16%        9.63%         9.47%        8.99%
FFO as % of Total Market Equity           12.30%       12.24%        13.25%       12.71%        11.90%       11.47%

G&A as % of Total Market
  Capitalization                           0.38%        0.41%         0.38%        0.53%         0.41%        0.47%
G&A as % of Total Revenues                 2.73%        3.01%         2.58%        3.62%         2.88%        3.43%

Dividends as % of FFO (4)                  65.2%        73.5%         68.9%        69.1%         67.7%        76.2%
Dividends as % of FAD (4)                  70.6%        78.0%         74.0%        74.3%         74.3%        82.2%
                                      ==========   ==========    ==========   ==========    ==========   ==========
Apartment Units - In Operation
  Wholly Owned                            12,264       12,576        12,515       13,288        13,032       13,032
  Co-investments                          10,963        9,205         8,936        8,058         7,583        7,007
                                      ----------   ----------    ----------   ----------    ----------   ----------
                                          23,227       21,781        21,451       21,346        20,615       20,039
                                      ----------   ----------    ----------   ----------    ----------   ----------
Apartment Units - Under Development
  Wholly Owned                               500          200           200          200           416        1,246
  Co-investments                           3,234        4,098         4,098        5,138         4,306        3,136
                                      ----------   ----------    ----------   ----------    ----------   ----------
                                           3,734        4,298         4,298        5,338         4,722        4,382
                                      ----------   ----------    ----------   ----------    ----------   ----------
          Total Units                     26,961       26,079        25,749       26,684        25,337       24,421
                                      ==========   ==========    ==========   ==========    ==========   ==========

    (1)  Includes 3,975,000 preferred shares convertible to common shares.
    (2)  Excluding gains on sales of completed rental properties.
    (3)  Includes other income, net of G & A expenses.
    (4)  Based on per share amounts.

                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                            PORTFOLIO INDEBTEDNESS SUMMARY
                                                     June 30, 2000
                                                (Dollars in thousands)
                                                                                            Weighted
                                                                                              Avg.
                                                          Percent of                        Interest       Years to
Type of Indebtedness                      Balance           Total           Interest          Rate         Maturity
--------------------                     --------        -----------       ----------      ---------      ----------
Conventional Fixed Rate                  $167,168              42.5%            Fixed          7.63%           6.7
Tax-exempt Variable Rate (1)               50,250              12.8%         Variable          6.06%           2.3
Credit Facilities (2)                     170,000              43.2%         Variable          7.17%           2.3
Service Companies                           5,750               1.5%            Fixed          9.22%           2.2
                                         --------             ------                           -----           ---
Total                                    $393,168             100.0%                           7.25%           4.2
                                         ========             ======                           =====           ===

                                                                                            Weighted
                                Balance including                                             Avg.
                                  share of Co-            Percent of                        Interest       Years to
Type of Indebtedness           investment debt(3)           Total           Interest          Rate         Maturity
--------------------            -----------------        -----------       ----------      ---------      ----------

Conventional Fixed Rate                  $294,597              56.6%            Fixed          7.61%           6.9
Tax-exempt Variable Rate (1)               50,250               9.6%         Variable          6.06%           2.3
Credit Facilities (2)                     170,000              32.7%         Variable          7.17%           2.3
Service Companies                           5,750               1.1%            Fixed          9.22%           2.2
                                         --------             ------                           -----           ---
Total                                    $520,597             100.0%                           7.33%           4.9
                                         ========             ======                           =====           ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(2)  $150,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February
2003, $25,000 maturing in September 2004 and $75,000 maturing in May 2001.)  Effective interest rate includes swap costs.
(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.









                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                    DEBT MATURITIES
                                                     JUNE 30, 2000
                                           Unaudited - dollars in thousands

                                                                                       There-                  % to
                             2000        2001        2002       2003        2004       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Fixed Rate Mortgages       $  1,437       3,039       3,273     60,117       8,933     90,369     167,168      42.5%
Tax Exempt Bonds*                                    50,250                                        50,250      12.8%
Wachovia/First Chicago
 Line of Credit**                                   170,000                                       170,000      43.2%
Other                           750                              5,000                              5,750       1.5%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Loans                $  2,187       3,039     223,523     65,117       8,933     90,369     393,168     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             0.5%        0.8%       56.9%      16.5%        2.3%      23.0%      100.0%      75.5%
                           ========    ========    ========   ========    ========   ========    ========    =======

SHARE OF CO-INVESTMENT DEBT

Nationwide Life Ins. -
  Greenwood Forest (15%)          9          20       1,680          0           0          0       1,709       1.3%
Lincoln National Ins. -
  Champions Park (15%)           11          24       1,260          0           0          0       1,295       1.0%
Prudential Ins. -
  Champions Centre (15%)          6          12         955          0           0          0         973       0.8%
Allstate Life Ins. -
  Windbrooke (15%)                9          20       1,659          0           0          0       1,688       1.3%
CIGNA -
  Chevy Chase (33%)              96         202         216      8,771           0          0       9,285       7.3%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)              83         175         189      8,909           0          0       9,356       7.3%
Phoenix Mutual -
  Willeo Creek (30%)             29          61          65      2,688           0          0       2,843       2.2%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)            45          96         106        116         127      5,458       5,948       4.7%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)            39          84          91         99         108      5,309       5,730       4.5%
Erie Insurance -
  River Park (40%)               24          52          56         60          65      3,272       3,529       2.8%
Prudential Ins. -
  Amli at Danada (10%)           13          27          29         31          33      2,288       2,421       1.9%
Phoenix Home Life -
  Amli at Verandah (35%)         45          94         102        110       5,480          0       5,831       4.6%
Northwestern Mutual Life
  Ins. - Northwinds (35%)        15          95         103        112         122     11,383      11,830       9.3%





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                              DEBT MATURITIES - CONTINUED


                                                                                       There-                  % to
                             2000        2001        2002       2003        2004       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Northwestern Mutual Life
  Ins. - Regents Crest (25%)     36          76          82      3,709           0          0       3,903       3.0%
Northwestern Mutual Life
  Ins. - Parkway (25%)           23          49          52         56          60      2,398       2,638       2.1%
Jackson National Life
  Ins. - Timberglen (40%)        21          45          49         52       2,464          0       2,631       2.1%
Northwestern Mutual Life -
  Deerfield (25%)                15          30          33         36          39      2,985       3,138       2.5%
AMI Capital, Inc. -
  Lost Mountain (75%)             3          38          41         44          47      5,148       5,321       4.2%
Amli Residential -
  Summit Ridge (25%)              0           0       4,349          0           0          0       4,349       3.4%
Northwestern Mutual
  Life Ins. - Preston-
  wood Hills (45.3%)             26          57          61         65          70      4,958       5,237       4.1%
Northwestern Mutual
  Life Ins. - Windward
  Park (45.3%)                   40          87          93        101         108      7,755       8,184       6.4%
FNMA - Oakbend (40%)             33          71          76         83          89      7,150       7,502       5.9%
Northwestern Mutual
  Life Ins. - Midtown
  (45.3%)                        45          98         105        114         123      9,428       9,913       7.8%
Northwestern Mutual
  Life Ins. - Frankford
  (45.3%)                        36          96         104        116         123     11,185      11,660       9.1%
PNC Bank - Peachtree
  City II (20%)                   0           0         515          0           0          0         515       0.4%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Share of
 Co-Investments Loans      $    702       1,609      12,071     25,272       9,058     78,717     127,429     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             0.6%        1.3%        9.5%      19.8%        7.1%      61.7%      100.0%      24.5%
                           ========    ========    ========   ========    ========   ========    ========    =======
Total Including Share
 of Co-Investment Debt     $  2,889       4,648     235,594     90,389      17,991    169,086     520,597     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
Percent to Total               0.5%        0.9%       45.2%      17.4%        3.5%      32.5%      100.0%     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======

     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.
     ** In October, the Unsecured Line of Credit maturity was extended to October 2002 with two one-year extensions.

               AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                       THREE MONTHS ENDED JUNE 30, 2000 VERSUS THREE MONTHS ENDED JUNE 30, 1999


                                              4/1/00-6/30/00                                4/1/99-6/30/99
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,560         92.7%                              -0.5%         93.2%
  Atlanta                2,365         91.3%                              -1.5%         92.7%
  Austin                 1,289         95.5%                               0.7%         94.8%
  Indianapolis           1,536         85.7%                              -6.3%         91.5%
  Kansas                 1,306         89.5%                              -5.3%         94.5%
  Chicago                  196         98.0%                               6.3%         92.2%
                        ------         -----                              -----         -----
     Weighted Average                  91.5%                              -1.8%         93.2%
                                       =====                              =====         =====
       Total            11,252
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                          $  724                   0.9%                      $718
  Atlanta                                         $  807                   2.9%                      $784
  Austin                                          $  769                   7.2%                      $718
  Indianapolis                                    $  674                   2.9%                      $655
  Kansas                                          $  823                   2.9%                      $800
  Chicago                                         $1,025                   4.2%                      $983
                                                  ------                   ----                      ----
     Weighted Average                             $  756                   2.6%                      $737
                                                  ======                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                           $ 9,688,694      $  708        $ 0.81     0.2%   $ 9,669,664      $  707     $ 0.81
Atlanta                          $ 5,535,831      $  780        $ 0.83     1.0%   $ 5,479,251      $  772     $ 0.82
Austin                           $ 3,016,449      $  780        $ 1.00     8.2%   $ 2,789,047      $  721     $ 0.92
Indianapolis                     $ 2,905,147      $  630        $ 0.70    -1.5%   $ 2,948,618      $  640     $ 0.71
Kansas                           $ 3,123,164      $  797        $ 0.80    -0.7%   $ 3,144,324      $  803     $ 0.81
Chicago                          $   610,645      $1,039        $ 1.15     9.8%   $   556,005      $  946     $ 1.04
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total                        $24,879,930      $  737        $ 0.82     1.2%   $24,586,910      $  728     $ 0.81
                                 ===========      ======         =====    =====   ===========      ======     ======





         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED


                                              4/1/00-6/30/00                                4/1/99-6/30/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  4,014,282      $3,521         $4.04    -0.8%    $4,048,333      $3,551      $4.08
  Atlanta                       $  1,955,482      $3,307         $3.50     2.1%    $1,916,089      $3,241      $3.43
  Austin                        $  1,141,339      $3,542         $4.53    -3.4%    $1,181,978      $3,668      $4.69
  Indianapolis                  $  1,163,553      $3,030         $3.37    -1.2%    $1,177,476      $3,066      $3.41
  Kansas                        $  1,056,666      $3,236         $3.25     0.3%    $1,053,087      $3,225      $3.24
  Chicago                       $    276,104      $5,635         $6.22     2.9%    $  268,354      $5,477      $6.04
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  9,607,425      $3,415         $3.82    -0.4%    $9,645,317      $3,429      $3.83
                                ============      ======         =====    =====    ==========      ======      =====
Operating Efficiency                   38.6%                                            39.2%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            2000%   1999%
---            -----   -----
 Dallas        58.6%   58.1%    $  5,674,412        $415         $0.48     0.9%   $ 5,621,332        $411      $0.47
 Atlanta       64.7%   65.0%    $  3,580,349        $505         $0.53     0.5%   $ 3,563,162        $502      $0.53
 Austin        62.2%   57.6%    $  1,875,110        $485         $0.62    16.7%   $ 1,607,069        $416      $0.53
 Indianapolis  59.9%   60.1%    $  1,741,594        $378         $0.42    -1.7%   $ 1,771,142        $384      $0.43
 Kansas        66.2%   66.5%    $  2,066,499        $527         $0.53    -1.2%   $ 2,091,237        $534      $0.54
 Chicago       54.8%   51.7%    $    334,541        $569         $0.63    16.3%   $   287,651        $489      $0.54
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      61.4%   60.8%    $ 15,272,504        $452         $0.51     2.2%   $14,941,593        $443      $0.49
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       61.4%                                            60.8%
                                ============                                      ===========
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                 (ANNUALIZED)
--------------------                                  ------------                                      -------------
  Dallas                        $    652,410      $  572         $0.66    44.5%    $  451,548      $  396      $0.45
  Atlanta                       $    210,561      $  356         $0.38    36.1%    $  154,729      $  262      $0.28
  Austin                        $    111,651      $  346         $0.44   -78.7%    $  523,871      $1,626      $2.08
  Indianapolis                  $     70,464      $  184         $0.20   213.3%    $   22,493      $   59      $0.07
  Kansas                        $     47,761      $  146         $0.15   -38.0%    $   77,049      $  236      $0.24
  Chicago                       $     36,115      $  737         $0.81    65.8%    $   21,789      $  445      $0.49
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  1,128,963      $  401         $0.45    -9.8%    $1,251,479      $  445      $0.50
                                ============      ======         =====   ======    ==========      ======      =====

         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

                                              4/1/00-6/30/00                                4/1/99-6/30/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    503,661      $  442         $0.51    -3.2%    $  520,501      $  457      $0.52
  Atlanta                       $    359,270      $  608         $0.64    10.5%    $  325,146      $  550      $0.58
  Austin                        $    124,287      $  386         $0.49   -29.6%    $  176,450      $  548      $0.70
  Indianapolis                  $    200,212      $  521         $0.58    24.8%    $  160,429      $  418      $0.46
  Kansas                        $    118,148      $  362         $0.36    17.6%    $  100,465      $  308      $0.31
  Chicago                       $     32,847      $  670         $0.74    -4.6%    $   34,432      $  703      $0.78
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  1,338,425      $  476         $0.53     1.6%    $1,317,422      $  468      $0.52
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  1,496,685      $1,313         $1.51     1.4%    $1,476,744      $1,295      $1.49
  Atlanta                       $    430,319      $  728         $0.77     0.6%    $  427,671      $  723      $0.77
  Austin                        $    445,475      $1,382         $1.77     5.8%    $  421,006      $1,306      $1.67
  Indianapolis                  $    264,614      $  689         $0.77   -12.5%    $  302,314      $  787      $0.88
  Kansas                        $    297,719      $  912         $0.92    -6.0%    $  316,635      $  970      $0.98
  Chicago                       $    132,875      $2,712         $2.99     0.7%    $  132,000      $2,694      $2.97
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  3,067,687      $1,091         $1.22    -0.3%    $3,076,369      $1,094      $1.22
                                ============      ======         =====    =====    ==========      ======      =====



















      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                       THREE MONTHS ENDED JUNE 30, 2000 VERSUS THREE MONTHS ENDED JUNE 30, 1999
Includes Fox Valley
                                            4/1/00 - 6/30/00                              4/1/99 - 6/30/99
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 5,982         93.3%                              -0.4%         93.6%
  Atlanta                3,777         92.7%                              -0.1%         92.9%
  Austin                 1,289         95.5%                               0.7%         94.8%
  Houston                  754         92.7%                               0.7%         92.0%
  Indianapolis           1,536         85.7%                              -6.3%         91.5%
  Kansas                 1,674         89.0%                              -5.8%         94.5%
  Chicago                2,384         95.5%                               0.4%         95.2%
                        ------         -----                              -----         -----
     Weighted Average                  92.5%                              -1.1%         93.6%
                                       =====                              =====         =====
       Total            17,396
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                          $  725                   0.8%                      $719
  Atlanta                                         $  826                   2.6%                      $805
  Austin                                          $  769                   7.2%                      $718
  Houston                                         $  723                  -4.3%                      $756
  Indianapolis                                    $  674                   2.9%                      $655
  Kansas                                          $  813                   2.9%                      $790
  Chicago                                         $1,009                   3.0%                      $980
                                                  ------                   ----                      ----
     Weighted Average                             $  793                   2.2%                      $776
                                                  ======                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                           $12,858,575      $  717        $ 0.83     0.3%   $12,816,799      $  714     $ 0.83
Atlanta                          $ 9,268,456      $  818        $ 0.83     2.5%   $ 9,039,445      $  798     $ 0.81
Austin                           $ 3,016,449      $  780        $ 1.00     8.2%   $ 2,789,047      $  721     $ 0.92
Houston                          $ 1,584,375      $  700        $ 0.76    -5.5%   $ 1,677,196      $  741     $ 0.80
Indianapolis                     $ 2,905,147      $  630        $ 0.70    -1.5%   $ 2,948,618      $  640     $ 0.71
Kansas                           $ 3,937,915      $  784        $ 0.80    -1.4%   $ 3,993,884      $  795     $ 0.81
Chicago                          $ 7,513,300      $1,051        $ 1.20     5.1%   $ 7,152,115      $1,000     $ 1.15
                                 -----------      ------        ------    -----   -----------      ------     ------
                                 $41,084,217      $  787        $ 0.87     1.7%   $40,417,104      $  774     $ 0.86
                                 ===========      ======        ======    =====   ===========      ======     ======




      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                      - CONTINUED


                                            4/1/00 - 6/30/00                              4/1/99 - 6/30/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  5,400,524      $3,611         $4.17    -0.3%   $ 5,415,741      $3,621      $4.19
  Atlanta                       $  3,203,779      $3,393         $3.44     1.9%   $ 3,144,192      $3,330      $3.38
  Austin                        $  1,141,339      $3,542         $4.53    -3.4%   $ 1,181,978      $3,668      $4.69
  Houston                       $    682,845      $3,623         $3.92    -4.7%   $   716,350      $3,800      $4.11
  Indianapolis                  $  1,163,553      $3,030         $3.37    -1.2%   $ 1,177,476      $3,066      $3.41
  Kansas                        $  1,363,112      $3,257         $3.31     0.4%   $ 1,358,011      $3,245      $3.30
  Chicago                       $  2,494,874      $4,186         $4.80    -4.3%   $ 2,605,822      $4,372      $5.01
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 15,450,028      $3,553         $3.93    -1.0%   $15,599,571      $3,587      $3.97
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   37.6%                                            38.6%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            2000%   1999%
---            -----   -----
 Dallas        58.0%   57.7%    $  7,458,051        $416         $0.48     0.8%   $ 7,401,059        $412      $0.48
 Atlanta       65.4%   65.2%    $  6,064,677        $535         $0.54     2.9%   $ 5,895,253        $520      $0.53
 Austin        62.2%   57.6%    $  1,875,110        $485         $0.62    16.7%   $ 1,607,069        $416      $0.53
 Houston       56.9%   57.3%    $    901,529        $399         $0.43    -6.2%   $   960,846        $425      $0.46
 Indianapolis  59.9%   60.1%    $  1,741,594        $378         $0.42    -1.7%   $ 1,771,142        $384      $0.43
 Kansas        65.4%   66.0%    $  2,574,803        $513         $0.52    -2.3%   $ 2,635,873        $525      $0.53
 Chicago       66.8%   63.6%    $  5,018,426        $702         $0.80    10.4%   $ 4,546,292        $636      $0.73
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      62.4%   61.4%    $ 25,634,189        $491         $0.54     3.3%   $24,817,533        $476      $0.53
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       62.4%                                            61.4%
                                ============                                      ===========



      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                      - CONTINUED

                                            4/1/00 - 6/30/00                              4/1/99 - 6/30/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
CAPITAL EXPENDITURES                    (ANNUALIZED)                                     (ANNUALIZED)
--------------------                    ------------                                     ------------
  Dallas                        $    777,859      $  520         $0.60    31.8%    $  590,314      $  395      $0.46
  Atlanta                       $    260,907      $  276         $0.28    35.2%    $  193,031      $  204      $0.21
  Austin                        $    111,651      $  346         $0.44   -78.7%    $  523,871      $1,626      $2.08
  Houston                       $     36,355      $  193         $0.21    -9.5%    $   40,162      $  213      $0.23
  Indianapolis                  $     70,464      $  184         $0.20   213.3%    $   22,493      $   59      $0.07
  Kansas                        $     64,633      $  154         $0.16   -21.2%    $   81,974      $  196      $0.20
  Chicago                       $    203,961      $  342         $0.39    -7.2%    $  219,878      $  369      $0.42
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  1,525,830      $  351         $0.39    -8.7%    $1,671,723      $  384      $0.43
                                ============      ======         =====   ======    ==========      ======      =====


REPAIRS AND MAINTENANCE                (ANNUALIZED)                                       (ANNUALIZED)
-----------------------                ------------                                       ------------
  Dallas                        $    678,104      $  453         $0.52    -1.5%    $  688,401      $  460      $0.53
  Atlanta                       $    532,106      $  564         $0.57    11.0%    $  479,302      $  508      $0.52
  Austin                        $    124,287      $  386         $0.49   -29.6%    $  176,450      $  548      $0.70
  Houston                       $     44,418      $  236         $0.25    -8.0%    $   48,281      $  256      $0.28
  Indianapolis                  $    200,212      $  521         $0.58    24.8%    $  160,429      $  418      $0.46
  Kansas                        $    147,883      $  353         $0.36    17.6%    $  125,749      $  300      $0.31
  Chicago                       $    377,145      $  633         $0.73     3.8%    $  363,513      $  610      $0.70
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  2,104,156      $  484         $0.54     3.0%    $2,042,125      $  470      $0.52
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                       (ANNUALIZED)                                      (ANNUALIZED)
-----------------                       ------------                                      ------------
  Dallas                        $  2,002,369      $1,339         $1.55     2.2%    $1,958,967      $1,310      $1.51
  Atlanta                       $    775,278      $  821         $0.83     8.1%    $  717,088      $  759      $0.77
  Austin                        $    445,475      $1,382         $1.77     5.8%    $  421,006      $1,306      $1.67
  Houston                       $    280,160      $1,486         $1.61    -6.7%    $  300,230      $1,593      $1.72
  Indianapolis                  $    264,614      $  689         $0.77   -12.5%    $  302,314      $  787      $0.88
  Kansas                        $    381,839      $  912         $0.93    -5.1%    $  402,393      $  962      $0.98
  Chicago                       $    813,395      $1,365         $1.56   -11.6%    $  920,499      $1,544      $1.77
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  4,963,130      $1,141         $1.26    -1.2%    $5,022,496      $1,155      $1.28
                                ============      ======         =====   ======    ==========      ======      =====


                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                                  PROPERTY INFORMATION
                                                   As of June 30, 2000
                                                                                               Qtr ended
                                                                                             June 30, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 30,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase      Carrollton, TX       1991   87/96/99     690     598,128        867     731    $0.84        88.7%
 at Bent Tree         Dallas, TX           1997       1996     300     282,774        943     835     0.89        93.7%
 at Bishop's Gate     West Plano, TX       1997       1997     266     292,094      1,098   1,004     0.91        92.0%
 at Chase Oaks        Plano, TX            1994       1986     250     193,736        775     692     0.89        93.8%
 at Gleneagles        Dallas, TX           1988      87/97     590     520,357        882     719     0.82        92.2%
 on the Green         Ft. Worth, TX        1994      90/93     424     358,560        846     700     0.83        95.9%
 at Nantucket         Dallas, TX           1988       1986     312     222,208        712     579     0.81        95.1%
 of North Dallas      Dallas, TX          89/90      85/86   1,032     906,808        879     692     0.79        89.9%
 on Rosemeade         Dallas, TX           1990       1987     236     205,334        870     682     0.78        93.4%
 at Valley Ranch      Irving, TX           1990       1985     460     389,940        848     716     0.84        94.8%
                                                             -----   ---------        ---    ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                             4,560   3,969,939        871     724    $0.83        92.2%
                                                             -----   ---------        ---    ----    -----       ------
ATLANTA, GA
-----------
Amli:
 at Clairmont         Atlanta, GA          1998       1988     288     229,335        796     827     1.04        95.6%
 at Killian Farms     Snellville, GA                  1999     256     262,785      1,027     799     0.78        97.5%
 at Park Creek        Gainesville, GA                 1998     200     195,146        976     778     0.80        93.6%
 at Spring Creek      Dunwoody, GA             85/86/87/89   1,180   1,080,568        916     761     0.83        90.5%
 at Vinings           Atlanta, GA         92/97       1985     360     374,240      1,040     831     0.80        91.9%
 at West Paces        Atlanta, GA          1993       1992     337     353,700      1,050     940     0.90        91.1%
 at StoneHollow       Atlanta, GA          2000       1997     606     524,660        866     830     0.96        97.0%
 at Towne Creek       Gainesville, GA                 1989     150     121,722        811     646     0.80        93.5%
                                                            ------   ---------      -----    ----    -----       ------
  Subtotal-
  Atlanta, GA                                                3,377   3,142,156        930     803     0.86        93.2%
                                                            ------   ---------      -----    ----    -----       ------




                                                                                               Qtr ended
                                                                                             June 30, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates   June 30,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum     Austin, TX           1986       1983     231     178,116        771     761     0.99        95.2%
 in Great Hills       Austin, TX           1991       1985     344     257,984        750     752     1.00        97.4%
 at Lantana Ridge     Austin, TX           1997       1997     354     311,857        881     873     0.99        93.4%
 at Martha's
 Vineyard             Austin, TX           1992       1986     360     260,380        723     688     0.95        97.3%
                                                             -----   ---------        ---    ----    -----        -----
  Subtotal-
  Austin, TX                                                 1,289   1,008,337        782     769     0.98        95.9%
                                                             -----   ---------        ---    ----    -----        -----
KANSAS
------
Amli:
 at Alvamar           Lawrence, KS         1994       1989     152     125,800        828     699     0.84        89.8%
 at Centennial        Overland Park, KS    1998       1998     170     204,858      1,205     973     0.81        87.8%
 at Lexington Farms   Overland Park, KS    1998       1998     404     392,693        972     803     0.83        92.0%
 at Regents Center    Overland Park, KS    1994   91/95/97     424     398,674        940     777     0.83        93.3%
 at Town Center       Overland Park, KS    1997       1997     156     176,914      1,134     960     0.85        84.0%
                                                             -----   ---------      -----   -----    -----        -----
  Subtotal
   - Kansas                                                  1,306   1,298,939        995     823     0.83        90.7%
                                                             -----   ---------      -----   -----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Conner Farms      Indianapolis, IN     1997       1993     300     327,396      1,091     800     0.73        96.2%
 at Eagle Creek       Indianapolis, IN     1998       1998     240     233,432        973     766     0.79        92.7%
 at Riverbend         Indianapolis, IN    92/93      83/85     996     820,712        824     614     0.74        81.8%
                                                             -----   ---------      -----    ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                     1,536   1,381,540        899     674     0.75        86.3%
                                                             -----   ---------      -----    ----    -----        -----





                                                                                               Qtr ended
                                                                                             June 30, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 30,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

CHICAGO, IL
------------
Amli:
 at Poplar Creek      Schaumburg, IL       1997       1985     196     177,630        906   1,025     1.13        97.9%
                                                             -----  ----------      -----   -----    -----        -----
 Subtotal
  -Chicago, IL                                                 196     177,630        906   1,025     1.13        97.9%
                                                            ------  ----------      -----   -----    -----        -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                               12,264  10,978,541        895     760     0.85        92.0%
                                                            ======  ==========       ====    ====    =====        =====





                                                                                               Qtr ended
                                                                                             June 30, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 30,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Barrett Lakes     Cobb County, GA                 1997     446     462,368      1,037     875     0.84        96.3%
 at Peachtree City    Fayette County, GA              1998     312     305,756        980     934     0.95        94.2%
 at Pleasant Hill     Gwinnett County, GA             1996     502     501,816      1,000     807     0.81        95.8%
 at River Park        Norcross, GA                    1997     222     226,632      1,021     934     0.92        95.8%
 at Willeo Creek      Rosewell, GA         1995       1989     242     297,302      1,229     864     0.70        94.4%
 at Northwinds (1)    Alpharetta, GA                  1999     800     818,432      1,023     889     0.87        95.0%
 at Windward Park     Alpharetta, GA       1999       1999     328     354,900      1,082     907     0.84        92.1%
                                                             -----   ---------      -----    ----    -----       ------
  Subtotal-
   Atlanta, GA                                               2,852   2,967,206      1,040     881     0.85        94.9%
                                                             -----   ---------      -----    ----    -----       ------

CHICAGO, IL
-----------
Amli:
 at Chevy Chase       Buffalo Grove, IL    1996       1988     592     480,820        812   1,045     1.29        97.2%
 at Danada            Wheaton, IL          1997      89/91     600     521,499        869     971     1.12        96.6%
 at Fox Valley        Aurora, IL                      1998     272     269,237        990     961     0.97        96.6%
 at Oakhurst North    Aurora, IL                      2000     464     470,094      1,013     881     0.87        91.3%
 at Willowbrook       Willowbrook, IL      1996       1987     488     418,404        857     998     1.16        95.1%
 at Windbrooke        Buffalo Grove, IL    1995       1987     236     213,160        903   1,079     1.20        98.9%
                                                             -----   ---------        ---    ----    -----        -----
  Subtotal-
  Chicago, IL                                                2,652   2,373,214        895     985     1.10        95.7%
                                                             -----   ---------        ---    ----    -----        -----
INDIANAPOLIS, IN
----------------
AMLI:
 on Spring Mill       Carmel, IN           2000       1997     400     406,640      1,017     830     0.82        88.3%
                                                             -----   ---------        ---    ----    -----        -----

EASTERN KANSAS
--------------
AMLI:
 at Regents Crest     Overland Park, KS    1997       1997     368     346,632        942     776     0.82        88.1%
                                                             -----   ---------        ---    ----    -----        -----




                                                                                               Qtr ended
                                                                                             June 30, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 30,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield         Ft. Worth, TX                   1999     240     238,972        996     839     0.84        83.4%
 at Fossil Creek      Ft. Worth, TX                   1998     384     384,358      1,001     817     0.82        94.5%
 on Frankford         Dallas, TX           2000       1998     582     517,344        889     874     0.98        90.9%
 at Oakbend           Lewisville, TX                  1997     426     382,690        898     777     0.86        91.3%
 on the Parkway       Dallas, TX                      1999     240     225,248        939     865     0.92        94.4%
 at Prestonwood
  Hills               Dallas, TX           1999       1997     272     245,696        903     847     0.94        91.3%
 on Timberglen        Dallas, TX           1990       1985     260     201,198        774     623     0.81        96.4%
 at Varandah          Arlington, TX        1997      86/91     538     394,304        733     654     0.89        97.2%
                                                             -----  ----------        ---    ----    -----        -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                                           2,942   2,589,810        880     784     0.89        92.8%
                                                             -----  ----------        ---    ----    -----        -----
AUSTIN, TX
----------
AMLI:
 at Wells Branch      Austin, TX                      1999     576     554,582        963     862     0.90        94.2%
                                                             -----  ----------        ---    ----    -----        -----
HOUSTON, TX
-----------
Amli:
 at Champions
  Centre              Houston, TX          1994       1994     192     164,480        857     716     0.84        89.7%
 at Champions Park    Houston, TX          1994       1991     246     221,986        902     708     0.78        90.5%
 at Greenwood
   Forest             Houston, TX          1995       1995     316     310,844        984     740     0.75        94.8%
 at Midtown           Houston, TX          2000       1998     419     368,818        880   1,012     1.15        96.3%
                                                            ------  ----------        ---    ----    -----        -----
   Subtotal-
     Houston, TX                                             1,173   1,066,128        909     827     0.91        93.6%
                                                            ------  ----------       ----    ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                              10,963  10,304,212        940     838     0.89        90.7%
                                                            ======  ==========        ===    ====    =====        =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                              23,227  21,282,753        916     796    $0.87        91.4%
                                                            ======  ==========        ===    ====    =====        =====

                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                              COMPONENTS OF PROPERTY EBITDA

                                   WHOLLY-OWNED                CO-INVESTMENTS AT 100%           COMBINED AT 100%
                          ----------------------------       --------------------------    --------------------------
                               THREE MONTHS ENDED                THREE MONTHS ENDED           THREE MONTHS ENDED
                                    JUNE 30,                          JUNE 30,                     JUNE 30,
                          ----------------------------       --------------------------    --------------------------
                                                  %                                %                             %
                            2000       1999     Change        2000       1999    Change     2000       1999    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1). . . .  $23,436     23,203      1.0%       15,109     14,820     1.9%    38,545     38,023     1.4%
 New Communities (2) . .      598        304     96.8%        5,057      3,432    47.3%     5,655      3,736    51.4%
 Development and/
  or Lease-up
  Communities (3). . . .      208          0                  1,962          0              2,170          0
 Acquisition
  Communities (4). . . .    1,735          0                  4,521        506              6,256        506
 Communities Sold/
  Contributed to
  Ventures (5) . . . . .      798      3,774                     18      1,716                817      5,490
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $26,775     27,281     -1.9%       26,668     20,475    30.2%    53,443     47,756    11.9%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======

OTHER REVENUES
--------------
 Same Store
  Communities. . . . . .  $ 1,444      1,384      4.4%        1,096      1,010     8.4%     2,540      2,394     6.1%
 New Communities . . . .       32         24     34.2%          384        244    57.7%       416        268    55.6%
 Development and/
  or Lease-up
  Communities. . . . . .       11          0                    282          0                293          0
 Acquisition
  Communities. . . . . .       93          0                    358         58                451         58
 Communities Sold/
  Contributed to
  Ventures . . . . . . .       77        350                      0        134                 77        484
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $ 1,658      1,757     -5.6%        2,119      1,447    46.5%     3,777      3,204    17.9%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED

                                   WHOLLY-OWNED               CO-INVESTMENTS AT 100%            COMBINED AT 100%
                          ----------------------------     ----------------------------  ----------------------------
                               THREE MONTHS ENDED               THREE MONTHS ENDED            THREE MONTHS ENDED
                                    JUNE 30,                         JUNE 30,                      JUNE 30,
                          ----------------------------     ----------------------------  ----------------------------
                                                  %                                %                             %
                            2000       1999     Change        2000       1999    Change     2000       1999    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
TOTAL PROPERTY
 REVENUES
---------------
 Same Store
  Communities. . . . . .  $24,880     24,587      1.2%       16,204     15,830     2.4%    41,084     40,417     1.7%
 New Communities . . . .      630        328     92.2%        5,441      3,676    48.0%     6,071      4,004    51.6%
 Development and/
  or Lease-up
  Communities. . . . . .      219          0                  2,244          0              2,463          0
 Acquisition
  Communities. . . . . .    1,828          0                  4,879        565              6,708        565
 Communities Sold/Contri-
  buted to Ventures. . .      876      4,123                     18      1,851                894      5,974
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $28,433     29,038     -2.1%       28,787     21,921    31.3%    57,220     50,960    12.3%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======
Company's share of
 Co-investment total
 revenues. . . . . . . .                                      8,464      5,888
                                                            =======    =======
TOTAL OPERATING
 EXPENSES
---------------
 Same Store
  Communities. . . . . .  $ 9,607      9,645     -0.4%        5,843      5,954    -1.9%    15,450     15,600    -1.0%
 New Communities . . . .      197        182      8.7%        2,034      1,577    29.0%     2,231      1,759    26.9%
 Development and/
  or Lease-up
  Communities. . . . . .      201          0                  1,442          8              1,643          8
 Acquisition
  Communities. . . . . .      738          0                  1,921        342              2,658        342
 Communities Sold/Contri-
  buted to Ventures. . .      251      1,467                      4        809                254      2,276
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $10,994     11,294     -2.7%       11,243      8,691    29.4%    22,237     19,985    11.3%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======
Company's share of
 Co-investment total
 operating expenses. . .                                      3,271      2,293    42.6%
                                                            =======    =======  =======




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                   WHOLLY-OWNED               CO-INVESTMENTS AT 100%            COMBINED AT 100%
                          ----------------------------     ----------------------------  ----------------------------
                               THREE MONTHS ENDED               THREE MONTHS ENDED            THREE MONTHS ENDED
                                    JUNE 30,                         JUNE 30,                      JUNE 30,
                          ----------------------------     ----------------------------  ----------------------------
                                                  %                                %                             %
                            2000       1999     Change        2000       1999    Change     2000       1999    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
PROPERTY EBITDA
---------------
 Same Store
  Communities. . . . . .  $15,273     14,942      2.2%       10,362      9,876     4.9%    25,634     24,818     3.3%
 New Communities . . . .      433        146    196.0%        3,407      2,099    62.3%     3,840      2,245    71.0%
 Development and/
  or Lease-up
  Communities. . . . . .       19          0                    802         -8                820         -8
 Acquisition
  Communities. . . . . .    1,090          0                  2,959        222              4,049        222  1722.1%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .      625      2,657                     14      1,042                639      3,698
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $17,439     17,744     -1.7%       17,544     13,230    32.6%    34,983     30,975    12.9%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %). . . . . .                                      5,397      3,660    47.5%     5,397      3,660    47.5%
                                                            =======    =======  =======   =======    =======  =======
Percent of
 Co-investment
 EBITDA. . . . . . . . .                                        31%        28%                15%        12%
                                                            =======    =======            =======    =======


(1)  Stabilized Communities at 4/1/99.
(2)  Development Communities stabilized after 4/1/99 but before 4/1/00.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 4/1/99.
(5)  Communities sold or contributed to co-investment ventures.


                                            AMLI RESIDENTIAL PROPERTIES TRUST

                                                 DEVELOPMENT ACTIVITIES

                                                   Second Quarter 2000
                                                     Construc-                                    Percent    Percent
                                                       tion        First     Comple-   Stabili-  Construc-   Leased
Community          Number     Costs       Percent      Start       Units      tion     zation      tion       as of
Name              of Units  (millions)   Ownership     Date       Occupied    Date      Date      Complete   7/23/00
----------        --------  ----------   ---------   ---------    --------   -------   --------  ---------   --------

Under Construc-
tion and/or In
Initial Lease Up
----------------

ATLANTA, GEORGIA
----------------
AMLI
 at Mill Creek         400       $27.1         25%       3Q/99       4Q/00     3Q/01      2Q/02        23%       N/A
 at Park Bridge        352       $24.6         25%       2Q/99       2Q/00     1Q/01      4Q/01        67%        29%
 at Peacktree City
  Phase II             216       $20.2         20%       3Q/00       3Q/01     1Q/02      2Q/02         0%       N/A
 at Lost Mountain      164       $11.4         74%       2Q/99       2Q/00     3Q/00      1Q/01        93%        57%

DALLAS/FORT WORTH,
TEXAS
------------------
AMLI
 at Bent Tree II       200       $13.9        100%       4Q/98       4Q/99     2Q/00      3Q/00       100%        91%

AUSTIN, TEXAS
-------------
AMLI
 at Monterey Oaks      430       $30.4         25%       4Q/98       1Q/00     4Q/00      2Q/01        87%        74%

HOUSTON, TEXAS
--------------
AMLI
 at Kings Harbour      300       $19.2        100%       2Q/00       1Q/01     3Q/01      2Q/02        10%       N/A

CHICAGO (METRO),
ILLINOIS
----------------
AMLI
 at St. Charles        400       $43.4         25%       3Q/98       3Q/99     3Q/00      1Q/01        99%        77%





                                            AMLI RESIDENTIAL PROPERTIES TRUST

                                           DEVELOPMENT ACTIVITIES - CONTINUED


                                                     Construc-                                    Percent    Percent
                                                       tion        First     Comple-   Stabili-  Construc-   Leased
Community          Number     Costs       Percent      Start       Units      tion     zation      tion       as of
Name              of Units  (millions)   Ownership     Date       Occupied    Date      Date      Complete   4/23/00
----------        --------  ----------   ---------   ---------    --------   -------   --------  ---------   --------

OVERLAND PARK,
KANSAS
--------------
AMLI
 at Wynnewood Farms    232       $18.6         25%       2Q/98       4Q/99     3Q/00      4Q/00        98%        85%
 at Regents Crest II   108        $7.8         25%       2Q/98       3Q/99     2Q/00      3Q/00       100%        82%
 Creekside             224       $16.2         25%       2Q/98       4Q/99     2Q/00      4Q/00       100%        84%

LEE'S SUMMIT,
MISSOURI
-------------
AMLI
 at Summit Ridge       432       $29.3         25%       2Q/99       2Q/00     1Q/01      1Q/02        73%        26%

INDIANAPOLIS,
INDIANA
-------------
AMLI
 at Lake Clearwater    216       $16.7         25%       3Q/98       3Q/99     2Q/00      3Q/00       100%        93%
 at Castle Creek       276       $20.7         40%       3Q/98       3Q/99     3Q/00      4Q/00        99%        71%
                     -----      ------
TOTAL                3,950      $299.5
                     =====      ======




                       AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                         Number
Community Name                          of Units
--------------                         ----------

ATLANTA, GA
-----------
AMLI:
  at Milton Park                              449

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                             228
 at Prairie Lakes (phases II-IV)            1,100

AUSTIN, TX
----------
AMLI
 at Anderson Mill                             520
 Downtown Austin - Block 20                   218
 Parmer Park                                  480

DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)              520
 Fossil Lake                                  324
 Fossil Creek IV-A                            240
 at Vista Ridge                               340

HOUSTON, TX
-----------
AMLI
 at Champions II                              288

OVERLAND PARK, KS
-----------------
AMLI
 at Cambridge Square                          408
 at Westwood Ridge                            428



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.